Exhibit 99.2

Confidential QXO to Acquire TopBuild Creating a Building Products Industry Leader April 19, 2026

Confidential 2 Cautionary Statement Regarding Forward-Looking Statements This investor presentation (this “Presentation”) of QXO, Inc. (“QXO”) contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed acquisition, the anticipated benefits of the proposed acquisition, including synergies, and expected future financial position, total addressable market, positions in building product verticals and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition of TopBuild Corporation (“TopBuild”) may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition, including the risk that the required shareholder approvals may not be obtained; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and TopBuild’s business relationships with employees, customers, or suppliers, or on operating results or the businesses generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement for TopBuild, including circumstances that require the payment of a termination fee; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impacts of legislative, regulatory, economic, competitive or technological changes; (ix) QXO’s ability to finance the proposed acquisition; (x) unknown liabilities and uncertainties regarding general economic, market sector, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) those risks and uncertainties set forth in QXO’s and TopBuild’s SEC filings, including each company’s Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent Quarterly Reports on Form 10-Q. Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. Neither QXO nor TopBuild undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law. No Offer or Solicitation This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Information for Investors and Stockholders In connection with the proposed acquisition of TopBuild, QXO expects to file a registration statement on Form S-4 with the SEC containing a preliminary prospectus of QXO that also constitutes a preliminary joint proxy statement of each of QXO and TopBuild. After the registration statement is declared effective, each of QXO and TopBuild will mail a definitive joint proxy statement/prospectus to stockholders of QXO and TopBuild, respectively. This Presentation is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that QXO or TopBuild may file with the SEC in connection with the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF QXO AND TOPBUILD ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by QXO or TopBuild through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by QXO will be available free of charge on QXO’s website at https://investors.qxo.com and copies of the documents filed with the SEC by TopBuild will be available free of charge on TopBuild’s website at https://www.topbuild.com/investors. Additionally, copies may be obtained by contacting the investor relations department of QXO or TopBuild. Legal Disclaimers

Confidential 3 Participants in the Solicitation QXO and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from QXO’s stockholders in connection with the proposed acquisition. Information regarding QXO’s directors and its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in QXO’s definitive proxy statement on Schedule 14A for QXO’s 2026 annual meeting of stockholders, which was filed with the SEC on March 24, 2026. To the extent holdings of QXO’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes will be reflected on Statements of Beneficial Ownership on Form 4 filed with the SEC. TopBuild and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from TopBuild’s stockholders in connection with the proposed acquisition. Information regarding TopBuild’s directors and its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Common Stock Ownership of Officers, Directors and Significant Shareholders,” “Compensation Committee Report,” and “Director Compensation” contained in TopBuild’s definitive proxy statement on Schedule 14A for TopBuild’s 2026 annual meeting of stockholders, which was filed with the SEC on March 17, 2026. To the extent holdings of TopBuild’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes will be reflected on Statements of Beneficial Ownership on Form 4 filed with the SEC. The information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Non-GAAP Financial Measures This Presentation includes references to financial measures that are prepared other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include, but are not limited to, combined company revenue, combined company adjusted EBITDA and adjusted EBITDA. We calculate combined company revenue by adding the 2025 revenue of QXO, Kodiak and TopBuild, in each case adjusted to reflect the full year contribution of acquisitions completed throughout the year. We calculate combined company adjusted EBITDA by adding the adjusted EBITDA of QXO, Kodiak and TopBuild, in each case further adjusted to reflect the full year contribution of acquisitions completed throughout the year, where adjusted EBITDA is calculated by each company as net (loss) income excluding depreciation; amortization; interest (income) expense, net; provision for (benefit from) income taxes; and certain other adjustments that are not considered representative of the applicable company’s underlying operations. Any non-GAAP financial measures used in this Presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. Legal Disclaimers (cont’d)

QXO to Become the Second Largest Publicly Traded Building Products Distributor in North America, with Over $18 Billion of Revenue and Over $2 Billion of Adjusted EBITDA[1] and ~$50 Billion Combined Enterprise Value, Advancing Toward a $50 Billion Revenue Market Leader

QXO

[1] Combined Company financials represent 2025A, adjusted to reflect the full year contribution of acquisitions completed throughout the year for QXO and TopBuild, as well as results for Kodiak Building Partners. Excludes the impact of potential synergies resulting from the acquisition of TopBuild.

Confidential 4

Confidential 5 Highly Accretive, Landmark Transaction ▪ TopBuild is the largest distributor and installer of insulation and related building products in North America ▪ The transaction increases QXO’s scale and expands its total addressable market to over $300 billion ▪ The combination enables QXO to serve customers across multiple verticals, unlocking commercial synergies ▪ QXO will hold leading positions across high-value verticals with large TAMs ‒ #1 in insulation ‒ #2 in roofing ‒ #1 in waterproofing ‒ #1 or #2 in the lumber and building materials sector, in key geographies served ▪ The combined company will be diversified across end markets and customer segments ‒ Residential (~51%) / Commercial & Industrial (~36%) / Complementary (~13%) ‒ R&R (~50%) / New construction (~50%) ▪ Compelling financial benefits across distribution, procurement, sales and technology

Confidential 6 Sales ($ Billion) $11.9 $6.2 Adj. EBITDA ($ Billion) $1.0 $1.1 Adj. EBITDA Margin ~8% ~18% Branches ~700 ~450 Employees ~13,000 ~15,000 Combined Company3 QXO and TopBuild – A Powerful Growth Platform Confidential QXO1 TopBuild2 ~$18.1Bn Revenue ~$2.1Bn Adj. EBITDA ~12% Adj. EBITDA Margin 1 Financials represent 2025A, and reflect the full year contribution of acquisitions completed throughout the year for QXO, and full year results for Kodiak Building Partners 2 Financials represent 2025A, and adjusted to reflect the full year contribution of acquisitions completed throughout the year 3 Combined Company financials represent 2025A, adjusted to reflect the full year contribution of acquisitions completed throughout the year for QXO and TopBuild, as well as results for Kodiak Building Partners. Excludes the impact of potential synergies resulting from the acquisition of TopBuild.” \\Msad\root\NA\NY\lib\ibd\D2 _Projects\AMER\New York\T\Titanium_ND1001230 5259\Project Titanium\2. XLS\24. Announcement Presentation\Project Titanium_Announcement Backup.xlsx Immediately and Materially Accretive to QXO’s Earnings ~1,150 Branches ~28,000 Employees

Confidential 7 Why QXO Selected TopBuild as Its Next Acquisition ▪ Large, growing TAM with secular tailwinds from housing undersupply, aging stock, data center construction and energy efficiency regulation ▪ Differentiated integrated model (installation and distribution) with deep customer relationships driving economies of scale ▪ Attractive financial model: capital light, high margins, strong ROIC, and consistent free cash flow generation ▪ Diversified across residential, commercial, and industrial end markets with a growing non-cyclical repair & maintenance mix ▪ Proven compounder with a repeatable playbook balancing organic growth and M&A ▪ Best positioned consolidator in fragmented markets, creating a long runway for growth ▪ Opportunity to enhance operations through technology investments ▪ Highly motivated and engaged employee base built on a culture centered on continuous improvement

Confidential 8 QXO and TopBuild Complement Each Other ▪ >$200 billion TAM with substantial organic and M&A growth opportunities ▪ Category leadership in Roofing, Waterproofing and LBM ▪ Proven M&A track-record and transformation playbook ▪ R&R-weighted roofing business provides resilient performance through cycles ▪ Game-changing technology capabilities ▪ Demonstrated and virtually unmatched ability to raise and allocate capital effectively ▪ Clear market leadership in insulation distribution and installation ▪ Broad product portfolio and footprint, best-in-category service at national and local level ▪ Long history of proven operational execution and value creation ▪ Track record of market and customer expansion ▪ Industry leading margins and resilient free cash flow, supporting financial stability and M&A ▪ Diversified end-market exposure, driving consistent, balanced growth What QXO Brings What TopBuild Brings The Combination Creates a Higher-Margin Business with Expanded Value-Added Offerings

Confidential 9 Benefits to Overlapping Customers and Vendors Roofing Insulation Thousands of Local Contractors Across the U.S. and Canada National Builders Key Regional Partners Key Critical Suppliers Other Strategic Partners Key Customers

Confidential 10 Meaningful Synergy Opportunity Enabled by Technology QXO expects to achieve run-rate synergies of approximately $300 million by 2030 Procurement Optimize the organization to increase spans of control and drive agility Organizational Redesign Org Chart Optimization and Standard Structure Field Operational Excellence Fine tune branch and operating model to improve execution consistency, labor productivity, and service levels Capture procurement savings by centralizing sourcing, leveraging scale, and expanding e-sourcing tools Procurement Network Consolidation Inventory Rationalize the branch, warehouse, and delivery network to reduce cost-to-serve while improving service coverage Increase logistics efficiency through higher fleet utilization, routing optimization, and transportation planning Improve inventory availability and working capital through SKU- and location-level forecasting and assortment optimization Network Consolidation Transportation Optimization Inventory Management Commercial Excellence Improve price realization through more disciplined, data-enabled pricing, discounting, and bid management Deepen customer relationships and grow share of wallet by combining installer capabilities with a scaled distribution platform Align incentives with sales outcomes; optimize deployment and usage of CRM Pricing Sales Excellence Organic Portfolio Reallocation Expand solutions-based offerings that bundle materials, labor, and services across residential, commercial, and industrial markets Portfolio Reallocation & Assortment Revenue Initiatives Cost Initiatives

Confidential 11 TopBuild's Investor Day Long-Term Guidance1 ▪ $9 billion to $10 billion in annual revenue by 2030 ▪ $1.7 billion to $2.0 billion in annual adjusted EBITDA by 2030 ▪ EBITDA growth driven by combination of organic growth and accretive M&A ▪ Cumulative free cash flow of $4.2 billion to $5.0 billion from 2026 to 2030 ▪ Consistent free cash flow conversion of 60% to 70%2 Generates Significant Free Cash Flow to Fund Future Acquisitions 1 Represents TopBuild long-term guidance as of TopBuild’s Investor Presentation as of December 9, 2025 2 Free cash flow conversion defined as free cash flow divided by Adj. EBITDA

Confidential 12 Transaction Overview Purchase Price ▪ $17.0 billion enterprise value ▪ 14.9x 2025 adjusted EBITDA1 pre-synergies; 11.8x 2025 adjusted synergized EBITDA1 Transaction Considerations ▪ TopBuild stockholders with right to elect to receive $505.00 in cash or 20.200 shares of QXO ▪ Election subject to maximum aggregate cash consideration of 45% of transaction consideration ▪ QXO may increase the maximum amount of stock consideration in the transaction if TopBuild stockholders elect to receive more than 55% of the consideration in shares of QXO common stock Ownership & Governance ▪ TopBuild shareholders expected to own ~19% of the combined company on a fully diluted basis (assuming 55% stock consideration) ▪ QXO will expand its board of directors to include one nominee from TopBuild Synergies ▪ ~$300 million run-rate EBITDA synergies expected to be fully phased by 2030E Transaction Sources ▪ New stock to TopBuild shareholders: $7.9 billion ▪ Drawdown of commitment to purchase Preferred Stock: $1.0 billion ▪ New debt: $6.0 billion ▪ Remainder funded from cash on hand Closing Conditions ▪ Shareholder approval at both companies ▪ Customary closing conditions, including HSR and other regulatory approvals ▪ No financing contingency Timing ▪ Transaction expected to close in Q3 2026 1 Adjusted to reflect the full year contribution of acquisitions completed throughout the year

Confidential 13 Appendix: Supplemental Materials

Confidential 14 QXO Investment Highlights 2 Enormous TAM Supported by Attractive Long-Term Demand Drivers 5 TopBuild: a Perfect Complement to Beacon and Kodiak 6 Extensive Opportunity for Additional M&A 7 Management Incentives Aligned with Shareholders 4 QXO’s Proven Transformation Playbook 3 Exemplary Track Record of Creating Outsized Shareholder Value 1 On Path Toward Creating a World-Class $50 Billion Revenue Building Products Distributor

Confidential 15 ▪ Address large, highly fragmented industry with meaningful opportunity for value creation ▪ Acquire businesses at attractive valuations ‒ Transformational opportunities in adjacent verticals ‒ Regional targets in roofing, waterproofing, lumber and complementary categories ‒ Opportunistic approach to M&A ▪ Deploy proven approach to substantially grow earnings of acquired businesses ‒ Drive above-market organic revenue growth ‒ Significantly expand EBITDA margin ‒ Leverage game-changing technology opportunities ‒ Time-tested playbook: CEO Brad Jacobs and his teams drove outsized value at United Waste, United Rentals and XPO ▪ Generate free cash to replenish acquisition capacity ▪ Wash, rinse, repeat: Execute additional acquisitions and replicate transformation plan Creating a World-Class Building Products Distributor

QXO Value Creation Roadmap Through M&A

- Active pipeline of a shortlist of potential M&A targets with a combined $100 billion of revenue
- Long-term goals of ~$50 billion annual revenue and $7.5 billion EBITDA
- Deployed significant capital in early 2026, with Kodiak as a first step:
  - Participating in secular growth of the building products distribution sector
  - Opportunity for margin improvement by deploying the QXO transformation playbook
  - Powerful synergies
    - Scaled procurement and logistics efficiencies
    - Commercial excellence, including cross-selling and salesforce effectiveness
    - World-class technology, including E-commerce
    - Demand planning and inventory management
    - Network optimization
  - Attractive valuation that aligns with our price discipline
- Operational improvement buys down the acquisition multiple

QXO

Confidential 16

Confidential 17 Highly-Experienced Management Team with Strong Track Record in Driving Transformations Brad Jacobs Chairman and Chief Executive Officer ▪ Founded five multibillion-dollar public companies, including United Waste, United Rentals, XPO, and XPO spin-offs GXO and RXO Michael DeWitt Chief Procurement Officer ▪ Former Vice President of International Spend Management at Walmart ▪ Previously Chief Procurement of Highmark Health and senior leadership roles at Bayer and Hewlett Packard Josephine Berisha Chief Human Resources Officer ▪ Former CHRO of XPO ▪ Previously Managing Director, Head of Corporate Compensation and Firmwide Human Capital Analysis at Morgan Stanley Ruben Carbajo Senior Vice President Pricing ▪ Former Vice President of Revenue Operations at Avantor ▪ Previously Pricing & Revenue Management Director at Essity

Confidential 18 Highly-Experienced Management Team with Strong Track Record in Driving Transformations (cont’d) Matt Fassler Chief Strategy Officer ▪ Former Chief Strategy Officer of XPO ▪ Previously Goldman Sachs Managing Director, Consumer Business Unit Leader in Global Investment Research Val Liborski Chief Technology Officer ▪ Former Chief Technology Officer for Yahoo! and HelloFresh ▪ Previously at Amazon Web Services and Microsoft Austin Landow Executive Vice President ▪ Managing Director at Jacobs Private Equity, LLC. ▪ Previously Investor at Stockbridge Capital Group and Cerberus Capital Management Ihsan Essaid Chief Financial Officer ▪ Former Global Head of M&A at Barclays ▪ Previously held senior M&A roles at Credit Suisse and Perella Weinberg Partners

Confidential 19 Highly-Experienced Management Team with Strong Track Record in Driving Transformations (cont’d) Chris Signorello Chief Legal Officer ▪ Former Deputy General Counsel and Chief Compliance Officer at XPO ▪ Previously at Henkel Corporation and Goodwin Procter Eric Nelson Chief Information Officer ▪ Former Vice President and Head of Business Capabilities at The Kraft Heinz Company ▪ Previously led Continuous Improvement and Manufacturing Systems Initiatives at Cadbury plc. Mark Manduca Chief Investment Officer ▪ Previously Chief Investment Officer at GXO Logistics ▪ Prior to GXO Logistics, held senior positions at Citigroup and Bank of America Taylor Sommer Chief Sales Officer ▪ Former Chief Sales Officer at Republic National Distributing Company ▪ Deep experience in sales leadership, operations and category management